TERM NOTE

$1,000,000 March ____, 2005

For value received, the receipt and sufficiency of which are hereby acknowledged, SPARKS EXHIBITS & ENVIRONMENT CORP, a Pennsylvania corporation ("**Borrower**"), hereby promises to pay to the order of GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation ("**Lender**"), the initial principal amount of $1,000,000, together with interest on the unpaid balance of such amount from the date of this Note. This Note is the Term Note issued under the Loan and Security Agreement among Borrower, Lender and various other parties, dated as of February 6, 2004 (said agreement, as the same may be amended, restated or supplemented from time to time, being herein called the "Agreement") to which a reference is made for a statement of all of the terms and conditions of the Loan evidenced hereby. Capitalized terms not defined in this Note shall have the respective meanings assigned to them in the Agreement. This Note is secured by the Agreement, the other Loan Documents and the Collateral, and is entitled to the benefit of the rights and security provided thereby.

Interest on the outstanding principal balance under this Note is payable at the Term Loan Rate or, under the circumstances contemplated by the Agreement, at the Default Rate, in immediately available United States Dollars at the time and in the manner specified in the Agreement. The outstanding principal and interest under this Note shall be immediately due and payable on the earlier of (a) the Commitment Termination Date, or (b) March 1, 2006, and prior to such date, the outstanding principal shall be due and payable in accordance with the schedule attached as Schedule 1 hereto and incorporated herein by reference.

Payments received by Lender shall be applied against principal and interest as provided for in the Agreement. To the fullest extent permitted by applicable law, Borrower waives: (a) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, the Loan Documents or this Note; (b) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevy, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (c) the benefit of all valuation, appraisal and exemption laws.

Borrower acknowledges that this Note is executed as part of a commercial transaction and that the proceeds of this Note will not be used for any personal or consumer purpose.

Borrower agrees to pay to Lender all Fees and expenses described in the Agreement.

Upon the occurrence of any one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

BORROWER ACKNOWLEDGES THAT BORROWER HAS WAIVED THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ON THIS NOTE.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES THEREOF REGARDING CONFLICTS OF LAWS, PROVIDED, HOWEVER, THAT BORROWER SPECIFICALLY CONSENTS TO THE APPLICABILITY OF THE LAW OF THE STATE IN WHICH BORROWER HAS ASSETS (WITHOUT REGARD TO SUCH STATE'S CONFLICTS OF LAWS PRINCIPLES) WITH RESPECT TO LENDER'S EXERCISE AND ENFORCEMENT OF THE REMEDY OF CONFESSION OF JUDGMENT SET FORTH HEREIN AND BORROWER PARTY EXPRESSLY WAIVES ANY DEFENSE WHICH BORROWER MAY HAVE AGAINST THE ENFORCEMENT BY LENDER OF THE CONFESSION OF JUDGMENT REMEDY, BASED UPON ANY THEORY OF LAW OR EQUITABLE PRINCIPLE WHATSOEVER, INCLUDING, WITHOUT LIMITATION, ANY CLAIM BY BORROWER THAT THE GOVERNING LAWS OF THE STATE OF NEW YORK MAY NOT PERMIT THE ENTRY OF JUDGMENT BY CONFESSION.

BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS LENDER, BY ITS ATTORNEY OR BY THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN COMMONWEALTH OF PENNSYLVANIA OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR AT ANY TIME THEREAFTER, TO APPEAR FOR BORROWER AND CONFESS AND ENTER JUDGMENT AGAINST BORROWER IN FAVOR OF LENDER IN ANY JURISDICTION WHERE BORROWER OR ANY OF ITS PROPERTY IS LOCATED FOR THE AMOUNT OF ALL OBLIGATIONS AND OTHER SUMS DUE OR TO BECOME DUE BY BORROWER TO LENDER UNDER THIS NOTE, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING ATTORNEYS' FEES), WITH OR WITHOUT DECLARATION, WITHOUT STAY OF EXECUTION AND WITH RELEASE OF ALL ERRORS AND THE RIGHT TO ISSUE EXECUTION FORTHWITH, AND FOR DOING SO THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. BORROWER HEREBY WAIVES ALL RELIEF FROM ANY APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR UNTIL ALL SUMS DUE AND OWING HEREUNDER ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS LENDER, BY ITS ATTORNEY OR BY THE PROTHONOTARY OR CLERK OF ANY COURT OF RECORD IN THE COMMONWEALTH OF PENNSYLVANIA OR IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, OR AT ANY TIME THEREAFTER, TO APPEAR FOR BORROWER, AS WELL AS FOR ANY PERSONS CLAIMING UNDER, BY OR THROUGH BORROWER, IN AN ACTION OR ACTIONS FOR REPLEVIN OR OTHER APPROPRIATE ACTION AGAINST BORROWER TO CONFESS AND ENTER JUDGMENT AGAINST BORROWER, FOR RECOVERY OF POSSESSION OF ANY OR ALL COLLATERAL AND/OR THE PROCEEDS THEREOF, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING ATTORNEYS' FEES), WITHOUT THE NECESSITY OF FILING ANY BOND AND WITHOUT STAY OF EXECUTION OR APPEAL AND WITH RELEASE OF ALL ERRORS AND FOR DOING SO THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT, WHEREUPON A JUDGMENT AND/OR WRIT OF POSSESSION AND/OR REPLEVIN OR OTHER APPROPRIATE PROCESS TO OBTAIN POSSESSION OF SUCH COLLATERAL MAY BE ISSUED FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR UNTIL ALL SUMS DUE AND OWING HEREUNDER ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

Any provision herein that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SPARKS EXHIBITS & ENVIRONMENT CORP.

By:________________________________

Name: Robert B. Ginsburg

Title: Chief Financial Officer

SCHEDULE 1 TO TERM NOTE DATED MARCH ____, 2005

IN THE ORIGINAL PRINCIPAL AMOUNT OF $1,000,000

MADE BY

SPARKS EXHIBITS & ENVIRONMENTS CORP.

Amortization Schedule

The Term Loan shall amortize in equal monthly principal installments of $25,000 payable on the first day of each month, beginning April 1, 2005, with a balloon payment of the remaining outstanding balance on the earlier of (a) the Commitment Termination Date, or (b) March 1, 2006.